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                                NINTH AMENDMENT
                                       TO
                       AMERITECH MID-CAREER PENSION PLAN
           (As Amended and Restated Effective as of January 1, 1989)

     Pursuant to authority reserved to Ameritech Corporation (the "Corporation"), the following amendmenst to the Ameritech Mid-Career Pension Plan (As Amended and Restated Effective as of January 1, 1989) (the "Plan") are hereby adopted effective as of May 1, 1995 to implement Plan amendments adopted by the Corporation's Board of Directors at its March 15, 1995 and June 21, 1995 meetings:

1. No additional employees shall become participants in the Plan after April 30, 1995;

2. Employees who were Plan participants and who had not retired or terminated employment with the Participating Companies as of May 1, 1995 and who were not as of March 15, 1995 or do not become on or before May 1, 2000 eligible for a service pension under the Pension Plan shall no longer be considered participants under the Plan, shall not be entitled to any benefit whatsoever under the Plan and shall receive no benefit under the Plan upon their retirement or termination of employment with the Participating Companies;

3. Employees who were Plan participants and who had not retired or terminated employment with the Participating Companies as of May 1, 1995 and who were as of March 15, 1995 or who become on or before May 1, 2000 eligible for a service pension under the Pension Plan shall remain entitled to benefits under the Plan and upon their retirement from the Participating Companies with eligibility for a service pension shall receive benefits in accordance with the Plan; and
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4. Employees who were Plan participants and who had retired or terminated employment with the Participating Companies before May 1, 1995 shall continue to receive such benefits under the Plan, if any, as they were entitled to receive under the Plan upon such retirement or termination of employment.


Dated:  March 6, 1996                  AMERITECH CORPORATION


                                       BY: /s/ Walter M. Oliver
                                           -----------------------------
                                               Senior Vice President-
                                               Human Resources

Concur:


/s/ Thomas P. Hester
------------------------------
    Executive Vice President
    and General Counsel